EXHIBIT 99.3
                          INDEPENDENT AUDITORS REPORT
THE BOARD OF DIRECTORS
THE FIRST SAVINGS BANK, FSB
GREENVILLE, SOUTH CAROLINA
     We have audited the accompanying consolidated statements (not presented separately herein) of financial condition of The First Savings Bank, FSB and subsidiaries as of June 30, 1992 and 1991, and the related consolidated statements of operations, stockholders' equity, and cash flows for each of the years in the two-year period ended June 30, 1992. These consolidated financial statements are the responsibility of the Bank's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The First Savings Bank, FSB and subsidiaries at June 30, 1992 and 1991, and the results of their operations and their cash flows for each of the years in the two-year period ended June 30, 1992, in conformity with generally accepted accounting principles.
                                         KPMG PEAT MARWICK LLP
Greenville, South Carolina
August 14, 1992

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                                   SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
                                         BB&T FINANCIAL CORPORATION
                                         By:
                                                       SCOTT E. REED
Date: October 19, 1994